SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 25, 2002


                            STILWELL FINANCIAL INC.
               (Exact name of company as specified in its charter)


            DELAWARE                     001-15253                43-1804048
-------------------------------    --------------------   ----------------------
  (State or other jurisdiction     (Commission file            (IRS Employer
        of incorporation)                 number)         Identification Number)


            920 Main Street, 21st Floor, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 218 - 2400


                                 Not Applicable
          (Former name or former address if changed since last report)


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Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.              Document
                 -----------              --------
                    (99)         Additional Exhibits


                    99.1 News release issued by Stilwell Financial Inc., dated April 25, 2002, reporting Stilwell's first quarter 2002 financial results, is attached hereto as Exhibit 99.1.

                    99.2         News release issued by Stilwell
                                 Financial Inc., dated May 1, 2002,
                                 reporting that Stilwell retired
                                 approximately $615 million of the zero-
                                 coupon convertible notes pursuant to
                                 put rights by the holders of the notes
                                 and also reporting preliminary assets
                                 under management information for the
                                 month and four months ended April 30,
                                 2002, is attached hereto as Exhibit 99.2.



Item 9.           Regulation FD Disclosure

            Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated April 25, 2002, that reports Stilwell's financial results for the three months ended March 31, 2002.

            Stilwell is also furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. Exhibit 99.2 is the Stilwell news release, dated May 1, 2002, reporting that Stilwell retired approximately $615 million of the zero-coupon convertible notes pursuant to put rights by the holders of the notes and also reports ending assets under management on April 30, 2002 and average assets under management for the one month and four months ended April 30, 2002.

            The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



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


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Stilwell Financial Inc.


Date: May 3, 2002                By:        /s/  Douglas E. Nickerson
                                    -------------------------------------------
                                              Douglas E. Nickerson
                                    Vice President, Controller and Treasurer
                                         (Principal Accounting Officer)

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